                                                                  EXHIBIT 10(LL)


                       SIXTH AMENDMENT TO CREDIT AGREEMENT


            THIS SIXTH AMENDMENT (this "Amendment"), to the Credit Agreement dated as of July 30, 1997, among SAFETY 1ST, INC., a Massachusetts corporation ("Safety"), SAFETY 1ST HOME PRODUCTS CANADA INC., a Canadian federal corporation ("Safety Canada" and, together with Safety, the "Borrowers"), each of the financial institutions from time to time parties thereto as lenders (the "Lenders"), BT COMMERCIAL CORPORATION, as agent (in such capacity, the "Agent") for the Lenders and BANKERS TRUST COMPANY, as issuer of letters of credit (in such capacity, the "Issuing Bank"), is made as of January 2, 1999 among the Borrowers and the undersigned Lenders.


                              W I T N E S S E T H :


            WHEREAS, the Borrowers, the Lenders, the Agent and the Issuing Bank are parties to the Credit Agreement, dated as of July 30, 1997 (as heretofore amended as of October 29, 1997, January 23, 1998, March 31, 1998, May 15, 1998 and July 4, 1998 and as the same may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement unless otherwise defined herein);

            WHEREAS, the Borrowers have requested that the Lenders agree to amend certain provisions of the Credit Agreement as set forth herein; and

            WHEREAS, the undersigned Lenders are agreeable to such amendments, but only on the terms and subject to the conditions set forth herein.

            NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the parties hereto hereby agree as follows:

            SECTION 1. AMENDMENTS TO CREDIT AGREEMENT. Effective as of the date hereof, but subject to the satisfaction of the conditions precedent set forth in
Section 2, the Credit Agreement is hereby amended as follows:

            (a) The definition of "Supplemental Amount" in Section 1.1 of the Credit Agreement is amended and restated as follows:

                  "'Supplemental Amount' means (a) $2,000,000 from March __,
            1999 to May 2, 1999, (b) $1,500,000 from May 3, 1999 to August 1,
            1999, (c) $1,000,000 from August 2, 1999 to October 31, 1999, (d)
            $500,000 from November 1, 1999 to December 30, 1999 and (e) $0 thereafter."

            (b) Section 7.2(u) of the Credit Agreement is amended and restated as follows:

                  "(u) Minimum Consolidated EBITDA. Safety will not, for each period set forth below, permit EBITDA of Safety and its Subsidiaries to be less than the amount set forth below opposite such period:

                        Period                                         Amount
                        ------                                         ------
            four fiscal quarters ended January 2, 1999              $ 9,000,000
            one fiscal quarter ended April 3, 1999                    4,500,000
            two fiscal quarters ended July 3, 1999                   10,500,000
            three fiscal quarters ended October 2, 1999              15,500,000
            four fiscal quarters ended on the last day of            20,000,000"
            each fiscal quarter thereafter

            (c) Section 7.2(v) of the Credit Agreement is amended and restated as follows:

                  "(v) Minimum Consolidated Fixed Charge Coverage Ratio. Safety
            will not, for each period set forth below, permit Consolidated Fixed Charge Coverage Ratio to be less than the ratio set forth below opposite such period:

                        Period                                           Ratio
                        ------                                           -----
            four fiscal quarters ended January 2, 1999                   0.75:1
            one fiscal quarter ended April 3, 1999                       1.20:1
            two fiscal quarters ended July 3, 1999                       1.20:1
            three fiscal quarters ended October 2, 1999                  1.20:1
            four fiscal quarters ended on the last day of                1.20:1"
            each fiscal quarter thereafter

            SECTION 2. EFFECTIVENESS. This Amendment shall become effective upon the Agent's receipt of (a) this Amendment, duly executed by the Borrowers and the Majority Lenders, (b) payment (i) of an amendment fee of $50,000 for the ratable benefit of the Lenders and (ii) of all costs and expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment and the documents contemplated hereby, including, without limitation, the reasonable fees and expenses of counsel to the Agent and (c) the following documents, each of which shall be in form and substance satisfactory to the
Agent:

                   (i) Certified copies of the resolutions of the Board of
            Directors of each Borrower approving this Amendment, the documents delivered in connection herewith and the matters contemplated hereby.

                  (ii) A certificate of the Secretary or an Assistant Secretary of each Borrower certifying the names and true signatures of the officers of such Borrower who are authorized to sign this Amendment and the documents delivered in connection herewith to which such Borrower is a party.

                  (iii) A certificate executed by an Authorized Officer
            certifying that (A) the representations and warranties contained in
            Section 3 hereof are true and correct on and as of the date of such certificate as though made on and as of such date, (B) the representations and warranties contained in Section 6.1 of the Credit Agreement are true and correct on and as of the date of such certificate as though made on and as of such date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct on and as of such earlier date) and (C) no Default or Event of Default has occurred and is continuing.

                  (iv) A certificate executed by the chief financial officer of each Credit Party to the effect that such Credit Party is solvent after giving effect to the transactions contemplated by this Amendment.

                   (v) A consent, substantially in the form of Exhibit A hereto, duly executed by the Guarantors.

                  (vi) Such other documents, instruments, opinions, materials and information as the Agent may request.

            SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE BORROWERS. Each of the Borrowers represents and warrants as follows:

            (a) The execution, delivery and performance by each Borrower of this Amendment and the Credit Agreement as amended hereby (i) are within such Borrower's corporate powers and authority, have been duly authorized by all necessary corporate action and do not contravene (A) such Borrower's Governing Documents (including, without limitation, the certificate of designation for any preferred stock of a Borrower), (B) any Requirement of Law applicable to it or any of its properties or (C) any franchise, license, permit, indenture, contract, lease, agreement, instrument or other commitment to which it is a party or by which it or any of its properties are bound, (ii) will not result in a Default or an Event of Default and (iii) will not result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by such Borrower.

            (b) This Amendment and the Credit Agreement as amended hereby constitute the legal, valid and binding obligations of such Borrower enforceable against such Borrower in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency or similar laws affecting creditor's rights generally and general principles of equity.

            (c) There is no pending or, to the best of its knowledge, threatened litigation, proceeding, inquiry or other action seeking an injunction or other restraining order with respect to the transactions contemplated by this Amendment or the Credit Agreement as amended hereby.

            (d) Since October 3, 1998 there has occurred no change, occurrence, development or event which has had or could reasonably be expected to have a Material Adverse Effect.

            (e) All consents, filings and approvals required in connection with the execution, delivery and performance by such Borrower of this Amendment and the Credit Agreement as amended hereby have been obtained or made and are in full force and effect.

            SECTION 4. REFERENCE TO AND EFFECT ON THE CREDIT DOCUMENTS.

            (a) Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to (i) "this Agreement," "hereunder," "hereof," "herein" and words of like import, and such words or words of like import in each reference in the Credit Documents, shall mean and be a reference to the Credit Agreement as amended hereby.

            (b) Except as specifically amended hereby, all of the terms and provisions of the Credit Agreement shall remain in full force and effect and are hereby ratified and confirmed.

            (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment to or a waiver of any right, power or remedy of the Agent, the Issuing Bank or the Lenders under any of the Credit Documents, or constitute an amendment to or a waiver of any provision of any of the Credit Documents.

            (d) This Amendment shall be deemed to be a Credit Document for all purposes.

            SECTION 5. EXECUTION IN COUNTERPARTS; ETC. This Amendment may be executed in counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. This Amendment and each of the other documents delivered in connection herewith may be executed and delivered by telecopier with the same force and effect as if the same was a fully executed and delivered original manual counterpart.

            SECTION 6. COSTS, EXPENSES AND TAXES. The Borrowers shall jointly and severally pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Amendment and the documents contemplated hereby or delivered in connection herewith, and agrees to hold the Agent, the Lenders and the Issuing Bank harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

            SECTION 7. GOVERNING LAW. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

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            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                        BORROWERS

                                        SAFETY 1ST, INC.



                                        By: _________________________________
                                            Name:
                                            Title:

                                        SAFETY 1ST HOME PRODUCTS CANADA INC.



                                        By: _________________________________
                                            Name:
                                            Title:

                                        LENDERS

                                        BT COMMERCIAL CORPORATION



                                        By: _________________________________
                                            Name:
                                            Title:

                                        LASALLE NATIONAL BANK



                                        By: _________________________________
                                            Name:
                                            Title:


                                        BNY FINANCIAL CORPORATION



                                        By: _________________________________
                                            Name:
                                            Title:

                                        SUMMIT COMMERCIAL/GIBRALTAR CORP.



                                        By: _________________________________
                                            Name:
                                            Title:

                                        FINOVA CAPITAL CORPORATION



                                        By: _________________________________
                                            Name:
                                            Title:

                                                                       EXHIBIT A


                                     CONSENT

                           Dated as of January 2, 1999


            Each of the undersigned hereby (a) consents to the terms and provisions of the Sixth Amendment, dated as of January 2, 1999 (the "Amendment"), to the Credit Agreement, dated as of July 30, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used herein and not otherwise defined herein shall have the meanings assigned in the Credit Agreement), among Safety 1st, Inc., Safety 1st Home Products Canada Inc., as Borrowers, each of the financial institutions from time to time parties thereto as Lenders, BT Commercial Corporation, as Agent and Bankers Trust Company, as Issuing Bank and (b) confirms and agrees that the Credit Documents to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of, the Amendment, all references in the Credit Agreement to the Credit Documents to which it is a party shall mean and be a reference to the Credit Agreement as amended by the Amendment.

            This Consent may be executed by the parties hereto in one or more counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement. This Consent may be executed and delivered by telecopier or other facsimile transmission with the same force and effect as if the same was a fully executed and delivered original manual counterpart.

                                        SAFETY 1ST INTERNATIONAL, INC.


                                        By: _________________________________
                                            Name:
                                            Title:

                                        3232301 CANADA INC.


                                        By: _________________________________
                                            Name:
                                            Title: